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FORM CD-451                                     U.S. DEPARTMENT OF COMMERCE       [ ] GRANT      X COOPERATIVE AGREEMENT
(REV 10/98

                                                                                  ---------------------------------------------
                                                                                  ACCOUNTING CODE
                                  AMENDMENT TO
                           FINANCIAL ASSISTANCE AWARD                             N/A
                                                                                  ---------------------------------------------
                                                                                  AWARD NUMBER

                                                                                  NCR 92-18742
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RECIPIENT NAME                                                                    AMENDMENT NUMBER
Network Solutions, Incorporated                                                   Nineteen (19)
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STREET ADDRESS                                                                    EFFECTIVE DATE
505 Huntmar Park Drive                                                            November 10, 1999
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CITY, STATE, ZIP CODE                                                             EXTEND WORK COMPLETION TO
Herndon, Virginia 22070                                                           November 10, 2003
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CFDA NO. AND PROJECT TITLE
11. - National Telecommunications and Information Administration
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COSTS ARE REVISED                          PREVIOUS                   ADD                DEDUCT                  TOTAL
AS FOLLOWS:         N/A                  ESTIMATED COST                                                      ESTIMATED COST
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FEDERAL SHARE OF COST
                                     $                         $                  $                     $
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RECIPIENT SHARE OF COST
                                     $                         $                  $                     $
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TOTAL ESTIMATED COST
                                     $                         $                  $                     $
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REASON(S) FOR AMENDMENT

1. To extend the award period at no additional cost to the government.

2. To incorporate additional Special Award Conditions.





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This amendment approved by the Grants Officer is issued in triplicate and constitutes an obligation of Federal funding.
By signing the three documents, the Recipient agrees to comply with the Amendment provisions checked below and attached, as well as previous provisions incorporated into the Award. Upon acceptance by the Recipient, two signed
Amendment documents shall be returned to the Grants Officer and the third document shall be retained by the
Recipient. If not signed and returned without modification by the Recipient within 30 days of receipt, the Grants Officer may unilaterally terminate this Amendment.

 X       Special Award Conditions

[ ]      Line Item Budget

[ ]      Other(s)
                  -----------------------------------------------------------------------------------------------------------
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SIGNATURE OF DEPARTMENT OF COMMERCE GRANTS OFFICER                                                             DATE
Betty L. Cassidy        /s/ BETTY L. CASSIDY                                                                        11/10/99
Grants Officer, Office of Executive Assistance Management
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TYPED NAME, TYPED TITLE, AND SIGNATURE OF AUTHORIZED RECIPIENT OFFICIAL                                        DATE
Jonathan W. Emery       /s/ JONATHAN W. EMERY                                                                       11/10/99
Senior Vice President - General Counsel & Secretary
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              Amendment 19 to Cooperative Agreement # NCR 92-18742

                                   I. GENERAL

A. DEFINITIONS

1) The "Expiration Date" is the date specified in Section I.B.10 below.

2) "Accredited Registrar" means an individual or entity accredited by ICANN, or another entity designated by the Department of Commerce, to provide registrar services in the Registry TLDs.

3) "ICANN" refers to the Internet Corporation for Assigned Names and Numbers, and its successors and assigns.

4) "NSI" refers to Network Solutions, Inc., and its successors and assigns.

5) "Other Services" means all services provided by NSI under this Cooperative Agreement other than Registrar Services or Registry Services, including specific obligations of NSI under Section I.B below and the provisions in Amendment 11 to this Cooperative Agreement labeled "Assistance to NewCo," "Root Servers," "Existing NSI Customers," and "New Contracts."

6) "Personal Data" refers to data about any identified or identifiable natural person.

7) "Registrar Accreditation Agreement" means the ICANN-NSI Registrar Accreditation Agreement entered into contemporaneously with this amendment, as it may be amended from time to time.

8) "Registrar Services" mean services provided under this Cooperative Agreement of the type provided by NSI under the Registrar Accreditation Agreement.

9) "Registry Agreement" means the ICANN-NSI Registry Agreement entered into contemporaneously with this amendment, as it may be amended from time to time.

10) "Registry Data" means all data maintained in electronic form in the registry database, and shall include Zone File Data, all data submitted by registrars in electronic form, and all other data concerning particular registrations or nameservers maintained in electronic form by the registry.

11) "Registry Services" means all services provided under this Cooperative Agreement of the type provided by NSI under the Registry Agreement.

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12) "Registry TLDs" refers to the .com, .net, and .org TLDs.

13) "SLD" refers to a second-level domain in the Registry TLDs.

14) "Term of the Cooperative Agreement" runs through the earlier of the expiration or termination of this Cooperative Agreement.

15) "TLD" refers to a top-level domain in the Internet domain name system.

16) "Zone File Data" means all data contained in domain name system zone files for the Registry TLDs as provided to TLD nameservers on the Internet.

B.       AGREEMENTS

The Department of Commerce and NSI agree as follows:

1. ICANN AS NEWCO

NSI recognizes ICANN as NewCo in accordance with the provisions of Amendment
11. The term "ICANN" shall replace the term "NewCo" wherever such reference appears in Amendment 11 to the Cooperative Agreement.

2. NSI RELATIONSHIP WITH ICANN

         A. NSI shall enter into the Registry Agreement (Appendix 1) and the Registrar Accreditation Agreement (Appendix 2). NSI's obligations under the Cooperative Agreement with respect to Registry Services and Registrar Services shall be satisfied by compliance with the Registry Agreement and the Registrar Accreditation Agreement, respectively, for so long as those Agreements (including any renewals of those agreements) are in effect (as determined by the dispute resolution procedures and termination provisions of those Agreements). NSI's obligations under the Cooperative Agreement with respect to Other Services (and Registry Services following the expiration or termination by NSI pursuant to Section 14 of the Registry Agreement) shall be satisfied by compliance with the Cooperative Agreement as amended.

         B. If the Registry Agreement is terminated by ICANN for cause pursuant to Section 14 of that agreement, the Department of Commerce shall be entitled under Section I.B.8 below to terminate NSI's obligation to provide Registry Services under the Cooperative Agreement.

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         C.    If the Registrar Accreditation Agreement is terminated by ICANN for cause pursuant to Section II.N of that agreement, the Department of Commerce shall be entitled under Section I.B.8 below to terminate NSI's obligation to provide Registrar Services under the Cooperative Agreement.

         D. If the Registry Agreement and the Registrar Accreditation Agreement are both terminated by ICANN for cause pursuant to Section 14 and Section II.N of those agreements respectively, NSI's obligations to provide Registry Services, Registrar Services, and Other Services under the Cooperative Agreement shall terminate upon 90 days notice by either party of its intention to terminate such services.

         E. NSI shall only accept registrations in the Registry TLDs from Accredited Registrars.

3. INTERNIC

         A. Within six months from the effective date of this amendment (the "Transition Period"), NSI shall transfer the internic.com, internic.org and internic.net SLD names to the Department of Commerce. Beginning within twenty-one days of this amendment and until NSI has completed such transfer, NSI shall provide port 43 Whois access to registry data through rs.internic.net. Such Whois service shall return, in addition to the requested registry data, a message stating:
         "Domain names in the .com, .net, and .org domains can now be registered with many different competing registrars. Go to http://www.internic.net for detailed information."

         B. Until such time as NSI has completed such transfer, NSI in its capacity as registry shall maintain and operate the InterNIC website on behalf of the Department of Commerce, with content approved by the Department of Commerce, as a neutral stand alone web page that shall provide a public directory of all accredited registrars and associated contact information (including hotlinks) and other information regarding domain name registration services as directed by the Department of Commerce. NSI shall activate any substitute web pages supplied in HTML format by the Department of Commerce, during this period, within three business days of its receipt of the substitute web pages.

         C. During the period lasting until nine months after the date of this amendment, the Department of Commerce will cooperate with NSI to assure the continued availability of the internic.net SLD name for purposes of email transmissions from registration templates to NSI. Prior to the end of such nine month period, NSI shall modify all of its registration templates and otherwise migrate from the use of the term "InterNIC," or Internet addresses that reflect the term "InterNIC," in connection with its provision of any product or service. Thereafter, the internic.net SLD name shall not be used for the provision of Registrar Services.

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         D.    The Department of Commerce shall not transfer or grant a license for the internic.com, internic.org or internic.net SLD names, or the InterNIC mark, to any other registry or registrar for the purpose of competing with NSI.

         E. During the Transition Period, NSI will cooperate with the Department of Commerce, or its designee, to ensure a seamless transition and continuous operation of the InterNIC websites.

4. OTHER OBLIGATIONS OF THE PARTIES

         A. The Department of Commerce will ensure that the authoritative root will point to the TLD zone servers designated by NSI for the Registry TLDs (Registry TLD zone server) until the earlier of the termination of this Cooperative Agreement by the Department of Commerce or termination for cause of the Registry Agreement by ICANN pursuant to Section 14 of that agreement.

         B. The Department of Commerce acknowledges and agrees that NSI is and will remain the registry for the Registry TLD(s) until the earlier of the termination of this Cooperative Agreement by the Department of Commerce or termination for cause of the Registry Agreement by ICANN pursuant to Section 14 of that agreement.

         C. Notwithstanding any changes NSI may make in the manner in which it propagates Registry TLD Zone File Data to the Registry TLD zone servers NSI shall continue to provide a complete zone file for downloading at least once per day. If, in order to fulfill its obligation to provide bulk public access to zone file data, NSI is required to incur significant additional costs to distribute complete copies of the zone files to multiple third parties, NSI shall be entitled to charge a reasonable cost-based fee provided such fee has been approved in advance by the Department of Commerce, said approval not to be unreasonably withheld.

         D. NSI agrees to provide to the Department of Commerce, on a continuing basis, and at no cost to the Department of Commerce, the ability to access the current Registry TLD zone files.

         E. In the interest of the smooth, reliable and consistent functioning of the Internet, for so long as the Cooperative Agreement is in effect, NSI agrees not to deploy alternative DNS root server systems.

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5. ASSIGNMENT OF REGISTRY ASSETS

NSI may assign and transfer its registry assets in connection with the sale of its registry business or for any other purpose only with the prior, written approval of the Department of Commerce, said approval not to be unreasonably withheld. Upon the approval of the Department of Commerce, appropriate provisions of the Cooperative Agreement may be assigned provided that the purchaser has agreed in a document of sale for NSI's registry assets to assume NSI's obligations with respect to the provision of Registry Services.

6. APPROVALS

         A. The Department of Commerce hereby approves the form of certification (Appendix 3) to be submitted every six months in fulfillment of NSI's obligations under Amendment 11 regarding NSI's provision to all licensed Accredited Registrars of equivalent access to its registry.

         B. The Department of Commerce hereby approves the separation of NSI's registry and registrar assets, as described in Appendix 4, in fulfillment of NSI's obligations under Amendment 11 to ensure that the revenues and assets of the registry are not used to financially advantage NSI's registrar activities to the detriment of other registrars.

         C. The Department of Commerce hereby approves the Registrar License and Agreement attached hereto as Appendix 5.

         D. Phase 1 of the development of the Shared Registration System, as described in the Shared Registry Section of Amendment 11, is extended until November 30, 1999. From the date of this amendment until November 30, 1999, NSI may employ either the Registrar License and Agreement approved in Amendment 13 or the Registrar License and Agreement approved in Section I.B.6.C above.

7. SPECIFIC PERFORMANCE

During the Term of the Cooperative Agreement, the Department of Commerce may seek specific performance of any provision of the Cooperative Agreement, provided the Department is not in material breach of its obligations hereunder. This provision shall not entitle the Department of Commerce to seek specific performance of the Registry Agreement. This provision shall not entitle the Department of Commerce to seek specific performance of the Registrar Accreditation Agreement unless and until and for so long as such agreement has been assigned to the Department of Commerce by ICANN.

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8. TERMINATION

         A. In the event ICANN designates a Successor Registry pursuant to
         Section 22 of the Registry Agreement or terminates the Registry Agreement pursuant to Section 14 of that agreement, the Department agrees that upon the conclusion of the transfer when the Successor Registry is established and operational and NSI notifies the Department of the completion of the transfer, the Department will relieve, release and discharge NSI from any responsibility for Registry Services currently performed under the Cooperative Agreement that have been transferred to the Successor Registry.

         The final release will be effected by NSI sending a letter to the Department stating that:

                  Awardee, Network Solutions, Inc. hereby represents and certifies to the Department of Commerce, that in accordance with the requirements contained in Amendment 19 to the Cooperative Agreement NCR-9218742, all requirements relating to its performance as the Registry have been completed.

                  We therefore request that, as provided by Amendment 19 to the Cooperative Agreement NCR-9218742, the Department of Commerce sign and return a copy of this letter and, in the block indicated below, acknowledge that we have completed the agreed upon items and are fully and finally relieved, released, and discharged from any responsibility for the Registry for com, net, and org TLDs previously performed by Awardee under Cooperative Agreement NCR-9218742 which are now the subject of a contract between ICANN and [the successor Registry]. (attachment).

         B. In the event ICANN terminates the Registrar Accreditation Agreement for cause pursuant to Section II.N of that agreement, the Department will relieve, release and discharge NSI from any responsibility for Registrar Services currently performed under the Cooperative Agreement.

         The final release will be effected by NSI sending a letter to the Department stating that:

                  Awardee, Network Solutions, Inc. hereby represents and certifies to the Department of Commerce, that in accordance with the requirements contained in Amendment 19 to the Cooperative Agreement NCR-9218742, all requirements relating to its performance of Registrar Services have been completed.

                  We therefore request that, as provided by Amendment 19 to the Cooperative Agreement NCR-9218742, the Department of Commerce sign and return a copy of this letter and, in the block indicated below, acknowledge that we have

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                  completed the agreed upon items and are fully and finally
                  relieved, released, and discharged from any responsibility for the provision of Registrar Services for com, net, and org TLDs previously performed by Awardee under Cooperative Agreement NCR-9218742.

         C. If the both the Registrar Accreditation Agreement and the Registry Agreement are terminated by ICANN for cause, the Department will relieve, release and discharge NSI from any responsibility for continuing to provide Other Services that are required under the Cooperative Agreement.

         The final release will be effected by NSI sending a letter to the Department stating that:

                  Awardee, Network Solutions, Inc. hereby represents and certifies to the Department of Commerce, that in accordance with the requirements contained in Amendment 19 to the Cooperative Agreement NCR-9218742, all requirements relating to its performance of Other Services have been completed.

                  We therefore request that, as provided by Amendment 19 to the Cooperative Agreement NCR-9218742, the Department of Commerce sign and return a copy of this letter and, in the block indicated below, acknowledge that we have completed the agreed upon items and are fully and finally relieved, released, and discharged from any responsibility for the provision of Other Services previously performed by Awardee under Cooperative Agreement NCR-9218742.

         D. In the event that a final judgment is rendered specifically enforcing any provision of the Cooperative Agreement, the Department of Commerce may, by giving written notice, demand that NSI comply with such judgment. In the event that NSI fails to comply with such judgment within ninety days after the giving of notice, the Department of Commerce may terminate the Cooperative Agreement immediately by giving NSI written notice of termination and the Department of Commerce may initiate either a competitive action or other transaction pursuant to Section II.9 below or request ICANN to initiate procedures for designating a successor registry in compliance with the provisions of the Registry Agreement.

         E. NSI shall cooperate in a transfer of responsibility for the provision of Registry Services, Registrar Services or Other Services that are required under the Cooperative Agreement.

         F. This Section I.B.8 shall be read in accordance with the order of precedence provisions contained in Article 13 of the Cooperative Agreement Special Conditions. After the date of this amendment and for the Term of the Cooperative Agreement,

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         Section I.B.8 shall supersede Section 37 ("Suspension or Termination for Convenience") of the Cooperative Agreement General Conditions and
         Article 25 ("Suspension or Termination") of the Grant General
         Conditions.

9. COMPLIANCE WITH SECTION II OF THIS AMENDMENT

While the Registry Agreement remains in effect, NSI shall not be obligated to comply with the provisions of Section II of this amendment. Upon termination
(i) by NSI of the Registry Agreement pursuant to Section 14 of that agreement,
(ii) due to the withdrawal of the Department's recognition of ICANN as described in Section 24 of that agreement, or (iii) by NSI with the approval of the Department of Commerce under Section 16(B) of that agreement, NSI shall no longer be required to comply with the Registry Agreement and NSI's obligations under Section II of this amendment shall take immediate effect without further action by the Department of Commerce or NSI.

10. EXPIRATION DATE

The Expiration Date of the Cooperative Agreement shall be four years after the date this amendment is signed, unless extended as provided below. In the event that NSI completes the legal separation of the ownership of its Registry Services business from its registrar business by divesting all the assets and operations of one of those businesses, within 18 months after the date of this amendment to an unaffiliated third party that enters an agreement enforceable by the Department of Commerce (i) not to be both a registry and a registrar in the Registry TLDs, and (ii) not to control, own or have as an affiliate any individual(s) or entity(ies) that, collectively, act as both a registry and a registrar in the Registry TLDs, the Expiration Date shall be extended for an additional four years, resulting in a total term of eight years. For the purposes of this Section, "unaffiliated third party" means an entity in which NSI (including its assigns, subdivisions, and divisions, and their respective directors, officers, employees, agents and representatives), does not have majority equity ownership or the ability to exercise managerial or operational control, either directly or indirectly through one or more intermediaries. "Control," as used in this Section I.B.10, means any of the following: (1) ownership, directly or indirectly, or other interest entitling NSI to exercise in the aggregate 25% or more of the voting power of an entity; (2) the power, directly or indirectly, to elect 25% or more of the board of directors (or equivalent governing body) of an entity; or (3) the ability, directly or indirectly, to direct or cause the direction of the management, operations, or policies of an entity.

11. OTHER TOP LEVEL DOMAINS

Until such time as the Department of Commerce designates successor registries for the .edu and .us top level domains, NSI shall continue to provide Registry and, as appropriate, Registrar Services for such domains at no cost to the U.S. Government in the manner and at the funding

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level that these services are now provided. Upon the designation by the
Department of Commerce of successor registries, which shall take place within 12 months of the date of this amendment, NSI shall cooperate with the Department of Commerce and the successor registries to facilitate the smooth transition of operation of these top level domains. With respect to the transfer of .edu, such cooperation shall include timely transfer to the successor registry of an electronic copy of the top level domain database and a full specification of the format of the data. After such transfers, NSI shall be relieved of further obligations for these domains under the Cooperative Agreement, and NSI shall no longer be the registry for these domains.

                           II. ADDITIONAL OBLIGATIONS

The Department of Commerce and NSI agree as follows:

1.  NSI OBLIGATIONS

During the Term of the Cooperative Agreement:

         A. NSI agrees that it will operate the registry for the Registry TLDs in accordance with the Cooperative Agreement.

         B. NSI agrees to comply with Department of Commerce policies and directives regarding material aspects of NSI's provision of Registry Services as distinct from the detailed or day to day administration of the Registry.

         C. NSI acknowledges and agrees that upon the earlier of the expiration or termination of the Cooperative Agreement, pursuant to Section I.B.8 of this amendment, it will cease to be the registry for the Registry TLDs, unless prior to the end of the Term of the Cooperative Agreement NSI is chosen as the Successor Registry in accordance with the provisions of the Cooperative Agreement. NSI shall cooperate in the transfer of responsibility for operation of the registry to the successor registry. Such cooperation shall include the timely transfer to the successor registry of an electronic copy of the registry database and of a full specification of the format of the data.

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2.  DATA ESCROW

NSI shall deposit into escrow all Registry Data on a schedule (not more frequently than weekly for a complete set of Registry Data, and daily for incremental updates) and in an electronic format mutually approved from time to time by NSI and the Department of Commerce, such approval not to be unreasonably withheld by either party. The escrow shall be maintained, at NSI's expense, by a reputable escrow agent mutually approved by NSI and the Department of Commerce, such approval also not to be unreasonably withheld by either party. The escrow shall be held under an agreement among NSI, the Department of Commerce, and the escrow agent providing that (A) the data shall be received and held in escrow, with no use other than verification that the deposited data is complete and in proper format, until released to the Department of Commerce; (B) the data shall be released to the Department of Commerce upon termination by the Department of Commerce of the Cooperative Agreement or upon its expiration if (1) the Cooperative Agreement has not sooner been terminated and (2) NSI has not been designated as the successor registry as the result of a competitive action or other transaction in accordance with applicable federal law and regulations.

3.  NSI HANDLING OF PERSONAL DATA

NSI agrees to notify registrars sponsoring registrations in the registry of the purposes for which Personal Data submitted to the registry by registrars is collected, the recipients (or categories of recipients) of such Personal Data, and the mechanism for access to and correction of such Personal Data. NSI shall take reasonable steps to protect Personal Data from loss, misuse, unauthorized disclosure, alteration or destruction. NSI shall not use or authorize the use of Personal Data in a way that is incompatible with the notice provided to registrars.

4.  PUBLICATION BY NSI OF REGISTRY DATA

         A. NSI shall provide an interactive web page and a port 43 Whois service providing free public query-based access to up-to-date (i.e. updated at least daily) registry database data which, in response to input of an SLD name, shall report at least the following data elements in response to queries: (a) the SLD name registered, (b) the TLD in which the SLD is registered; (c) the IP addresses and corresponding names of the primary nameserver and secondary nameserver(s) for such SLD, (d) the identity of the sponsoring Registrar, and (e) the date of the most recent modification to the domain name record in the registry database; provided, however, that if the Department of Commerce adds to or subtracts from these elements, NSI will implement that policy.

         B. To ensure operational stability of the registry, NSI may temporarily limit access under subsection (A), in which case NSI shall immediately notify the Department of Commerce in writing or electronically of the nature of and reason for the limitation. NSI shall not

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         continue the limitation longer than three business days if the
         Department of Commerce objects in writing or electronically, which objection shall not be unreasonably made. Such temporary limitations shall be applied in a nonarbitrary manner and shall apply fairly to any registrar similarly situated, including NSI.

         C. NSI as registry shall comply with Departmental direction providing for development and operation of a capability that provides distributed free public query-based (web and command-line) access to current registration data implemented by Accredited Registrars providing for capabilities comparable to WHOIS, including (if called for by Departmental direction) registry database lookup capabilities according to a specified format. If such a service implemented by Accredited Registrars on a distributed basis does not within a reasonable time provide reasonably robust, reliable and convenient access to accurate and up-to-date registration data, NSI as registry shall cooperate and, if reasonably determined to be necessary by the Department of Commerce (considering such possibilities as remedial actions by specific registrars), provide data from the registry database to facilitate the development of a centralized service providing equivalent functionality in a manner established by Departmental direction.

5.  PERFORMANCE AND FUNCTIONAL SPECIFICATIONS FOR REGISTRY SERVICES

Unless and until otherwise directed by the Department of Commerce, NSI shall provide registry services to Accredited Registrars meeting the performance and functional specifications set forth in the SRS specification then in place under the Registry Agreement. In the event the Department directs different performance and functional standards for the registry, NSI shall comply with those standards to the extent practicable, provided that compensation pursuant to the provisions of II.7 of this amendment has been resolved prior to implementation and provided further that NSI is given a reasonable time for implementation.

NSI shall take all reasonable steps to ensure the continued operation, functionality, and accessibility of the Shared Registration System. In the event of operational instability or for the purpose of system maintenance, NSI may temporarily limit Accredited Registrar's access to the Shared Registration System on an equitable basis, in which case NSI shall immediately notify the Department of Commerce and all affected Accredited Registrars in writing or electronically of the nature of and reason for the limitation and the expected date and time of service restoration. NSI shall take all reasonable steps to notify all Accredited Registrars at least 24 hours in advance of any anticipated (non emergency) Shared Registration System service interruption, the reason for the service interruption, and the expected date and time of service restoration.

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6.  BULK ACCESS TO ZONE FILES

NSI shall provide third parties bulk access to the zone files for the Registry TLDs on the terms set forth in the zone file access agreement then in effect under the Registry Agreement. NSI may not change the access agreement without the prior written approval of the Department of Commerce.

7.  PRICE FOR REGISTRY SERVICES

The price to licensed registrars for entering initial and renewal SLD registrations into the registry and for transferring a SLD registration from one accredited registrar to another will be as set forth in the Registry Agreement at the time of its expiration or termination. These prices shall be increased to reflect demonstrated increases in costs of operating the registry arising from (1) changes or additions to the work provided under the Cooperative Agreement directed by the Department of Commerce or (2) legislation specifically applicable to the Registry Services business of Registry adopted after the date of this amendment to ensure that NSI recovers such increased costs and a reasonable profit thereon.

8.  NSI AGREEMENTS WITH REGISTRARS

NSI shall make access to the Shared Registration System available only to Accredited Registrars and subject to the terms of the NSI/Registrar License and Agreement then in effect. NSI shall not change the provisions of the NSI/Registrar License and Agreement without the prior written approval of the Department of Commerce.

9.  DESIGNATION OF SUCCESSOR REGISTRY

NSI agrees that upon (a) one year prior to the expiration or (b) NSI's receipt of notice of termination of the Cooperative Agreement, pursuant to Section I.B.8 of this amendment, the Department of Commerce may initiate a competitive action or other transaction in accordance with applicable federal law and regulations to designate a successor registry.

Not later than 30 days after NSI's receipt of a notice of termination, NSI shall submit to the Department of Commerce, for the Department's immediate use in designating the Successor Registry, an electronic copy of all software (excluding the SRS software) and data related to its provision of Registry Services generated under the Cooperative Agreement through the date of the notice of termination. Not later than 60 days after NSI's receipt of a notice of termination, NSI shall submit to the Department of Commerce, for its immediate use in designating a Successor Registry, all existing documentation for such software (excluding the SRS software) and data related to NSI's provision of Registry Services generated under the Cooperative Agreement through the date of the notice of termination.

Amendment 19 to Cooperative Agreement
between U.S. Government and
Network Solutions, Inc.

If, after the expiration or termination pursuant to Section I.B.8 of this amendment, NSI or its assignee is not designated as the successor registry pursuant to the competitive action or transaction, NSI shall cooperate with the Department of Commerce and with the successor registry in order to facilitate the smooth transition of operation of the registry to the successor registry. Such cooperation shall include timely transfer to the successor registry of an electronic copy of the registry database and of a full specification of the format of the data. Thereafter NSI shall be relieved of further obligations under the Cooperative Agreement.

10.  RIGHTS IN DATA

Except as permitted by the Registrar License and Agreement, NSI shall not be entitled to claim any intellectual property rights in data or any database or portion thereof in the registry supplied by or through registrars other than NSI. In the event that Registry Data is released from escrow under Section II.2 or transferred to a successor registry under Sections I.B.8 or II.9, any rights held by NSI as registry in said Registry Data shall automatically be licensed on a non-exclusive, transferable, irrevocable, royalty-free, paid-up basis to the recipient of the data.

                             III. OTHER PROVISIONS

1. As of the date of this amendment NSI shall have no further obligations under Articles 2, 4, and 11 of the Cooperative Agreement Special Conditions.

2. Articles 9, 10 and 14 of the Cooperative Agreement Special Conditions, as amended, are hereby suspended as of the date of this amendment and NSI shall have no obligations under such provisions for so long as the Registry Agreement remains in effect. Upon termination of the Registry Agreement pursuant to (i)
Section 14 of that agreement, (ii) the withdrawal of the Department's recognition of ICANN under Section 24 of that agreement, or (iii) with the approval of the Department of Commerce under Section 16(B) of that agreement, such provisions shall return to effect immediately without further action by the Department of Commerce or NSI.

3. Article 6 Section a of the Cooperative Agreement Special Conditions, as amended, is hereby amended to add the following new language:

         NSI agrees to comply with Department of Commerce policies and directives regarding material aspects of NSI's provision of Other Services, as distinct from the detailed or day to day administration of the Registry in accordance with Cooperative Agreement Special Conditions Article 5.

Amendment 19 to Cooperative Agreement
between U.S. Government and
Network Solutions, Inc.

4. Article 8, Section G of the Cooperative Agreement Special Conditions, as amended, is hereby amended to read:

         3. The compensation provisions in Amendment 9 shall apply for the period April 1, 1998 through the effective date of this amendment.

And by adding a new Section G.4 as follows:

         G.4.a. From the effective date of this amendment, NSI, in its capacity as a registrar for the Registry TLDs, may establish the charge to SLD holders (i) for registration of SLD names with respect to registrations for which NSI complies with the requirements of Section II.J.4. of NSI's Registrar Accreditation Agreement with ICANN or (ii) for any other service provided by NSI as registrar at its own discretion.

         G.4.b. All income generated by user fees charged for Registry or Registrar Services shall be considered Program Income under the terms of the Cooperative Agreement and will be available to NSI as consideration for the services provided and may be used for any purpose in NSI's sole discretion, subject to its compliance with Section I.B.6.B of Amendment 19.

5. Article 12 of the Cooperative Agreement Special Conditions, as amended, is hereby amended to read:

         The following individuals shall serve as points of contact at NSI:

         Jonathan Emery
         David Graves

6. Article 15 of the Cooperative Agreement Special Conditions, as amended, is hereby amended to read:

         All income generated by user fees charged for Registry or Registrar Services shall be considered Program Income under the terms of the Cooperative Agreement and will be available to NSI as consideration for the services provided and may be used for any purpose in NSI's sole discretion, subject to its compliance with Section I.B.6.B of Amendment 19.

Amendment 19 to Cooperative Agreement
between U.S. Government and
Network Solutions, Inc.

7. Except as specifically modified by this amendment, all other terms and conditions of the Cooperative Agreement remain unchanged. The provisions of this amendment shall take precedence over any conflicting provision contained in any other portion of this Cooperative Agreement as amended.


Amendment 19 to Cooperative Agreement
between U.S. Government and
Network Solutions, Inc.

[NETWORK SOLUTIONS LOGO]

             505 Huntmar Park Drive - Herndon, Virginia, USA 20170
                Telephone +1-703-326-2600 - Fax +1-703-834-2652


                                    AGREEMENT

1.   PARTIES

     The User named in this Agreement hereby contracts with Network Solutions, Inc. ("Network Solutions") for a non-exclusive, non-transferable, limited right to access an Internet host server or servers designated by Network Solutions from time to time, and to transfer a copy of the described Data to the User's Internet host machine specified below, under the terms of this Agreement. Upon execution of this Agreement by Network Solutions, Network Solutions will return a copy of this Agreement to you for your records with your UserID and Password entered in the spaces set forth below.

2.   USER INFORMATION

     (a)  User:                            _____________________________________

     (b)  Contact Person:                  _____________________________________

     (c)  Street Address:                  _____________________________________

     (d)  City, State or Province:         _____________________________________

     (e)  Country and Postal Code:         _____________________________________

     (f)  Telephone Number:                _____________________________________
          (including area/country code)

     (g)  Fax Number:                      _____________________________________
          (including area/country code)

     (h)  E-Mail Address:                  _____________________________________

     (i) Specific Internet host machine which will be used to access Network Solutions' server to transfer copies of the Data:

          Name:                            _____________________________________

          IP Address:                      _____________________________________

     (j) Purpose(s) for which the Data will be used: During the term of this Agreement, you may use the data for any legal purpose, not prohibited under Section 4 below. You may incorporate some or all of the Data in your own products or services, and distribute those products or services for a purpose not prohibited under Section 4 below.

3.   TERM

     This Agreement is effective for a period of three (3) months from the date of execution by Network Solutions (the "Initial Term"). Upon conclusion of the Initial Term this Agreement will automatically renew for successive three month renewal terms (each a "Renewal Term") until terminated by either party as set forth in Section 12 of this Agreement or one party provides the other party with a written notice of termination at least seven (7) days prior to the end of the Initial Term or the then current Renewal Term.

NOTICE TO USER: CAREFULLY READ THE FOLLOWING TERMS AND CONDITIONS. YOU MAY USE THE USER ID AND ASSOCIATED PASSWORD PROVIDED IN CONJUNCTION WITH THIS AGREEMENT ONLY TO OBTAIN A COPY OF NETWORK SOLUTIONS' AGGREGATED .COM, .ORG, AND .NET TOP LEVEL DOMAIN ("TLD") ZONE FILES, AND ANY ASSOCIATED ENCRYPTED CHECKSUM FILES (COLLECTIVELY THE "DATA"), VIA THE FILE TRANSFER PROTOCOL ("FTP") PURSUANT TO THESE TERMS.

4.   GRANT OF ACCESS

     Network Solutions grants to you a non-exclusive, non-transferable, limited right to access an Internet host server or servers designated by Network Solutions from time to time, and to transfer a copy of the Data to the Internet host machine identified in Section 2 of this Agreement no more than once per 24 hour period using FTP for the purposes described in the next following sentence. You agree that you will use this Data only for lawful purposes but that, under no circumstances will you use this Data to: (1) allow, enable, or otherwise support the transmission of unsolicited, commercial e-mail (spam) to entities other than your own existing customers; or (2) enable high volume, automated, electronic processes that apply to any .com, .net, or .org registrar (or their systems) for large numbers of domain names, except as reasonably necessary to register domain names or modify existing registrations. Network Solutions reserves the right, with the approval of the U.S. Department of Commerce, which shall not unreasonably be withheld, to specify additional specific categories of prohibited uses by giving you reasonable written notice at any time and upon receiving such notice you shall not make such prohibited use of the Data you obtain under this Agreement. You agree that you will only copy the Data you obtain under this Agreement into a machine-readable or printed form as necessary to use it in accordance with this Agreement in support of your use of the Data. You agree that you will comply with all applicable laws and regulations governing the use of the Data. You agree to take all reasonable steps to protect against unauthorized access to, use and disclosure of the Data you obtain under this Agreement. Except as provided in Section 2(j) above, you agree not to distribute the Data you obtained under this Agreement or any copy thereof to any other party without the express prior written consent of Network Solutions.

5.   FEE

     You agree to remit in advance to Network Solutions a quarterly fee of $0
(USD) for the right to access the files during either the Initial Term or Renewal Term of this Agreement. Network Solutions reserves the right to adjust this fee on thirty days' prior notice to reflect a change in the cost of providing access to the files.

6.   PROPRIETARY RIGHTS

     You agree that no ownership rights in the Data are transferred to you under this Agreement. You agree that any copies of the Data that you make will contain the same notice that appears on and in the Data obtained under this Agreement.

7.   METHOD OF ACCESS

     Network Solutions reserves the right, with the approval of the U.S. Department of Commerce, which shall not unreasonably be withheld, to change the method of access to the Data at any time. You also agree that, in the event of significant degradation of system processing or other emergency, Network Solutions may, in its sole discretion, temporarily suspend access under this Agreement in order to minimize threats to the operational stability and security of the Internet and the NSI system.

8.   NO WARRANTIES

     The Data is being provided "as-is." Network Solutions disclaims all warranties with respect to the Data, either expressed or implied, including but not limited to the implied warranties of merchantability, fitness for a particular purpose and non-infringement of third party rights. Some jurisdictions do no allow the exclusion of implied warranties or the exclusion or limitation of incidental or consequential damages, so the above limitations or exclusions may not apply to you.

9.   SEVERABILITY

     In the event of invalidity of any provision of this Agreement, the parties agree that such invalidity shall not affect the validity of the remaining provisions of this Agreement.

10.  NO CONSEQUENTIAL DAMAGES

     In no event shall Network Solutions be liable to you for any consequential, special, incidental or indirect damages of any kind arising out of the use of the Data or the termination of this Agreement, even if Network Solutions has been advised of the possibility of such damages.

11.  GOVERNING LAW

     This Agreement shall be governed and construed in accordance with the laws of the Commonwealth of Virginia. You agree that any legal action or other legal proceeding relating to this Agreement or the enforcement of any provision of this Agreement shall be brought or otherwise commenced in the state or federal courts located in the eastern district of the Commonwealth of Virginia. You expressly and irrevocably agree and consent to the personal jurisdiction and venue of the federal and states courts located in the eastern district of the Commonwealth of Virginia (and each appellate court located therein). The United Nations Convention on Contracts for the International Sale of Goods is specifically disclaimed.

12.  TERMINATION

     You may terminate this Agreement at any time by erasing the Data you obtained under this Agreement from your Internet host machine together with all copies of the Data and providing written notice of your termination to Network Solutions, Attention: Registry, Customer Affairs, 505 Huntmar Park Drive, Herndon, Virginia 20170. Network Solutions has the right to terminate this Agreement immediately if you fail to comply with any term or condition of this Agreement. You agree upon receiving notice of such termination of this Agreement by Network Solutions or expiration of this Agreement to erase the Data you obtained under this Agreement together with all copies of the Data.

13.  ENTIRE AGREEMENT

     This is the entire agreement between you and Network Solutions concerning access and use of the Data, and it supersedes any prior agreements or understandings, whether written or oral, relating to access and use of the Data.

Network Solutions, Inc.                    User: ________________________

By: _________________________________      By: _________________________________
     (sign)                                     (sign)

Name: _______________________________      Name: _______________________________
       (print)                                    (print)

Title: ______________________________      Title: ______________________________

Date: _______________________________      Date: _______________________________


ASSIGNED USERID AND PASSWORD
(TO BE ASSIGNED BY NETWORK SOLUTIONS UPON EXECUTION OF THIS AGREEMENT):

USERID: ______________________________  PASSWORD: ______________________________

                      SUPPLEMENTAL FUNCTIONAL SPECIFICATION

1. Changes to the Shared Registration System beyond RRP Version 1.06, dated September 10, 1999.

Network Solutions, Inc. ("Network Solutions") may issue periodic patches, updates or upgrades to the Software, RRP or APIs ("Licensed Product") licensed under the Registrar License and Agreement (the "Agreement") that will enhance functionality or otherwise improve the Shared Registration System under the Agreement. For the purposes of this Exhibit E, the following terms have the associated meanings set forth herein. (1) A "Patch" means minor modifications to the Licensed Product made by Network Solutions during the performance of error correction services. A Patch does not constitute a Version. (2) An "Update" means a new release of the Licensed Product which may contain error corrections, minor enhancements, and, in certain circumstances, major enhancements, and which is indicated by a change in the digit to right of the decimal point in the version number of the Licensed Product. (3) An "Upgrade" means a new release of the Licensed Product which involves the addition of substantial or substantially enhanced functionality and which is indicated by a change in the digit to the left of the decimal point in the version of the Licensed Product. (4) A "Version" means the Licensed Product identified by any single version number. Each Update and Upgrade causes a change in Version. Patches do not require corresponding changes to client applications developed, implemented, and maintained by each Registrar. Updates may require changes to client applications by each Registrar in order to take advantage of the new features and/or capabilities and continue to have access to the Shared Registration System. Upgrades require changes to client applications by each Registrar in order to take advantage of the new features and/or capabilities and continue to have access to the Shared Registration System.

Network Solutions, in its sole discretion, will deploy Patches during scheduled and announced Shared Registration System maintenance periods. For Updates and Upgrades, Network Solutions will give each Registrar at least sixty (60) days' notice prior to deploying the Updates and Upgrades into the production environment. Such notice will include an initial thirty (30) days' notice before deploying the Update that requires changes to client applications or the Upgrade into the Operational Test and Evaluation ("OT&E") environment to which all Registrars have access. Network Solutions will maintain the Update or Upgrade in the OT&E environment for at least thirty (30) days, to allow each Registrar the opportunity to modify its client applications and complete testing, before implementing the new code in the production environment.

2.   Planned Software Releases.

Network Solutions will make the following changes to the Licensed Product by the following dates:

September 30, 1999: Deployment of a Patch that permits Registrars to access reporting data and a support utility. The September 30, 1999 Patch will not require modifications to the client applications developed by the Registrars; hence, there will not be a 30-day OT&E period.

November 20, 1999:  Deployment of an Update that is a change to the RRP. The
                    November 20, 1999 Update is planned to be introduced into the OT&E environment not later than October 20, 1999.

3.   New Architectural Features.

Network Solutions will use its best commercial efforts to develop and implement two additional modifications to the Licensed Product by January 15, 2000 as follows:

(1) Network Solutions will issue an Upgrade to the Licensed Product that will enable a Registrar to accept initial domain name registrations or renewals of a minimum of one year in length, or in multiples of one year increments, up to a maximum of ten (10) years.

(2) Network Solutions will issue an Upgrade to the Licensed Product that will enable Registrars to accept the addition of one additional year to a registrant's "current" registration period when a registrant changes from one Registrar to another:

Registrars will be able to offer these new features only for new registrations or renewals occurring after the Upgrade is deployed. Both Upgrades will be introduced into the OT&E environment for testing prior to deployment.

                         EQUIVALENT ACCESS CERTIFICATION

     Network Solutions, acting in its capacity as the "Registry" makes the following certification:

     1. All Registrars (including Network Solutions as a Registrar) connect to the Shared Registration System Gateway via the Internet by utilizing the same maximum number of IP addresses and SSL certificate authentication.

     2. The Registry has made the current version of the Registrar toolkit software accessible to all Registrars and has made any updates available to all Registrars on the same schedule.

     3. All Registrars have the same level of access to Registry customer support personnel via telephone, e-mail and the Registry website.

     4. All Registrars have the same level of access to the Network Solutions Registry resources to resolve Registry/Registrar or Registrar/Registrar disputes and technical and/or administrative customer service issues.

     5. All Registrars have the same level of access to Registry-generated data to reconcile their registration activities from Registry Web and ftp servers.

     6. All Registrars may perform basic automated registrar account management functions using the same Registrar tool made available to all Registrars by the Registry.

     7. The Shared Registration System does not include any algorithms or protocols that differentiate among Registrars with respect to functionality, including database access, system priorities and overall performance.

     8. All Registry-assigned personnel have been directed not to give preferential treatment to any particular Registrar.

     9. I have taken reasonable steps to verify that the foregoing representations are being complied with.

     This Certification is dated this the __ day of __________, _____.

     Network Solutions, Inc.

     By:  __________________________
     Name: Bruce Chovnick
     Title: General Manager, Network Solutions Registry

                           NETWORK SOLUTIONS REGISTRY
               ORGANIZATIONAL CONFLICT OF INTEREST COMPLIANCE PLAN

     Network Solutions has implemented the following organizational, physical and procedural safeguards to ensure that revenues and assets of the Network Solutions Registry business are not utilized to advantage the Network Solutions Registrar business to the detriment of other competing registrars. Network Solutions recognizes the potential for organizational conflicts of interest ("OCI") between the Registry and Registrar businesses and has placed these generally accepted, US Government recognized safeguards in place to avoid operational issues.

I. NSI ORGANIZATIONAL STRUCTURE

     In recognition of potential OCI, Network Solutions established organization barriers by separating Network Solutions' Registry, Registrar and Information Technology Services businesses into separate profit and loss ("P&L") centers, each with its own General Manager. Each General Manager reports directly to the Chief Executive Officer of Network Solutions and has dedicated direct reporting employees in the finance, marketing, engineering, customer affairs and customer service functions, as appropriate. Each P&L employee is dedicated to the line of business for which he/she directly works.

     The corporate administrative support functions under the Chief Financial Officer, Chief Information Officer, Chief Technology Officer, and General Counsel provide support to each line of business on a cost allocated basis or a dedicated project accounting basis. These officers and the Chief Executive Officer will be compensated based on consolidated financial results, versus Registrar or Registry results.

     The Registry General Manager has authority over all operational decisions and is the business owner of this compliance plan. The Registry employs a Compliance Officer to administer day-to-day oversight and administration of this plan.

     The Network Solutions General Counsel's office employs an overall OCI compliance function to oversee corporate adherence to the Plan and to resolve potential conflicts or actual conflicts among Network Solutions functions.

II. FINANCIAL SEPARATION

     The Registry business accounts for its own costs, revenues, cash flow, etc. as a separate P&L center, using separate and distinct systems and accounting functions. Reasonable and independently auditable internal accounting controls are in place to ensure the adequacy of these systems and functions. The individual financial statements of each P&L center are then consolidated at the corporate level for tax and SEC reporting.

III. LOCATION CHANGE

     To further separate businesses and, among other things, ensure that the risk of inadvertent disclosure of sensitive information is effectively mitigated, Network Solutions has relocated the Registry and Registrar businesses to separate facilities.

IV. PHYSICAL BARRIERS

     Each NSI business unit employee has a security badge that will provide him/her access only to the facility he/she works in and the Network Solutions headquarters facility. At the Registry facility, only Registry-assigned personnel ("Registry Personnel") will have regular badge access to the premises and any other person will be treated as a visitor to the facility and will gain access only through established visitor sign-in and identification badge procedures.

V. ACCESS TO THE REGISTRY

     The Registry business provides access to all Registry customers through the following mechanisms and separates Registry Systems and information from NSI Registrar Systems and information through these processes:

          1. All Registrars (including Network Solutions as a Registrar) connect to the Shared Registration System Gateway via the Internet by utilizing the same maximum number of IP addresses and SSL certificate authentication.

          2. All Registrars have access to Registry-generated data to reconcile their registration activities from Registry Web and ftp servers. All Registrars may perform basic automated registrar account management functions using the same Registrar tool made available to all Registrars by the Registry.

          3. The Shared Registration System does not include any algorithms that differentiate among Registrars with respect to functionality, including database access, system priorities and overall performance.

          4. Network Solutions as Registrar will not be given any access to the Registry not available to any other Registrar.

          5. Any information regarding the technical interface of Registry/Registrar operations will be made equally available to all Registrars.

VI. INFORMATION CONTROL

     The Registry has in place various procedural safeguards to ensure that data and information of the Registry business are not utilized to advantage the Network Solutions Registrar business. Network Solutions has adopted a policy regarding the marking, access and dissemination of business sensitive information (Exhibit A). This policy requires employees to mark all sensitive information as "Registry Sensitive Information." Furthermore, the policy requires that all sensitive information be limited in access and disseminated only to those Registry Personnel and other personnel who are identified to have a legitimate "need to know," which shall not include Registrar-assigned personnel. The Registry General Manager maintains a matrix that dictates who can access particular categories of Registry Sensitive information. All sensitive information is secured in an appropriate manner to ensure confidentiality and security. Consent of the Registry General Manager is required prior to release of financial or statistical information relating to the Registry business.

VII. TRAINING

     All Registry Personnel and other employees who have a need to know Registry business undergo a formal OCI Training Program, developed by the Registry Compliance Officer, providing the staff members with a clear understanding of this Plan and the staff members' responsibility under the plan. OCI training is required before any potential staff member is given an assignment or access to Registry material. OCI refresher training is given on an annual basis.

VIII. NON-DISCLOSURE AGREEMENTS/OCI AVOIDANCE CERTIFICATIONS

     Upon completion of the training program, all Registry Personnel and other employees who have a need to know Registry business (which shall not include

Registrar-assigned personnel), are required to sign a non-disclosure agreement (Exhibit B) and a Registry Business OCI Avoidance Certification (Exhibit C) acknowledging his/her understanding of the OCI requirements, and certifying that he/she will strictly comply with the provisions of the OCI Plan. The signed agreements are maintained in the program files and the individual's personnel file. Each staff member acknowledges verification of the annual refresher training required by this Plan.

[NETWORK SOLUTIONS LOGO]           POLICY/PROCEDURE                  NO. A-1
                                                                     PAGE 1 OF 3

--------------------------------------------------------------------------------

     TITLE: Access and Dissemination of Proprietary Information  DATE: September 24, 1999

--------------------------------------------------------------------------------

     APPROVED: Jim Rutt, Chief Executive Officer

--------------------------------------------------------------------------------

     1. PURPOSE: To establish policies (i) for the protection of Proprietary Information developed by and/or in the possession of Network Solutions, Inc. ("Network Solutions"), and (ii) for the protection of Sensitive Information of the Registry Business to ensure that the revenue and assets of the Registry Business are not utilized to advantage the Registrar Business to the detriment of other competing registrars.

     2.   SCOPE: This policy is applicable to all employees of Network
          Solutions.

     3.   DEFINITIONS:

          3.1 Proprietary Information. Financial, personnel, technical, or business information owned or possessed by Network Solutions which has not been authorized for public release. Such information is frequently referred to as "Proprietary Information," "Confidential Information" or "Privileged Information."

          3.2 Registry Sensitive Information. Proprietary Information or other financial, personnel, technical, or business information owned or possessed by Network Solutions relating to its Registry business which could be utilized to advantage the Network Solutions Registrar business to the detriment of other competing registrars. Examples are found in Attachment 1.

          3.3 Registrar Sensitive Information. Proprietary Information or other financial, personnel, technical, or business information owned or possessed by Network Solutions relating to its Registrar business.

          3.4 Computer Software. Computer programs and computer databases.

          3.5 Computer Software Documentation. Technical data, including computer listing and printouts, in human-readable form which (i) document the design or details of computer software, (ii) explain the capabilities of the software, or (iii) provide instructions for using the software to obtain desired results from a computer.

     4.   PROCEDURES FOR PROTECTION OF PROPRIETARY INFORMATION:

          4.1 Responsibility. Managers are responsible for identifying Proprietary Information, Registry Sensitive Information and Registrar Sensitive Information developed, produced or possessed by their business unit and for instructing employees reporting to them regarding the proper handling and safeguarding of such information. Each Network Solutions employee should exercise reasonable care to protect Proprietary Information, Registry Sensitive Information and Registrar Sensitive Information from unauthorized or inadvertent disclosure.

          4.2 Disclosure. It is recognized that there are occasions to disclose Proprietary Information to outsiders. Such disclosure should not be made without the prior written approval of an authorized Corporate officer of Network Solutions. Advice from Corporate counsel should be obtained on all questions relating to the identification or releasing of Proprietary Information, Registry Sensitive Information or Registrar Sensitive Information.

          4.3 Marking of Documents. Employees should, as a matter of routine, mark each document containing Proprietary Information, Registry Sensitive Information or Registrar Sensitive Information with one of the markings described below at the time the document is produced. Computer tapes and other recorded material should be identified by proper labeling which is visible to the ordinary person while the material is being stored. In addition, all such material should have a warning notice at the beginning of the material to ensure the user is forewarned about the proprietary or sensitive nature of its contents (as soon as access is afforded to a computer tape or at the beginning of a sound recording, etc.).

               4.3.1 Internal Documents

                    On internal documents (reports, memoranda, drawings, etc.) the applicable following legend shall be put at the top or bottom of the first page or, in the case of drawings, in the space provided for such legends. The "need to know" principle shall be the guideline when divulging Proprietary Information or Sensitive Information internally.

                    NETWORK SOLUTIONS PROPRIETARY INFORMATION

               THE INFORMATION ON THIS DOCUMENT IS PROPRIETARY TO NETWORK SOLUTIONS. IT MAY NOT BE USED, REPRODUCED OR DISCLOSED WITHOUT THE WRITTEN APPROVAL OF NETWORK SOLUTIONS.

                NETWORK SOLUTIONS REGISTRY SENSITIVE INFORMATION

               THE INFORMATION ON THIS DOCUMENT IS PROPRIETARY TO NETWORK SOLUTIONS AND NETWORK SOLUTIONS' REGISTRY BUSINESS. IT MAY NOT BE USED, REPRODUCED OR DISCLOSED WITHOUT THE WRITTEN APPROVAL OF THE GENERAL MANAGER OF THE NETWORK SOLUTIONS REGISTRY BUSINESS.

                NETWORK SOLUTIONS REGISTRAR SENSITIVE INFORMATION

               THE INFORMATION ON THIS DOCUMENT IS PROPRIETARY TO NETWORK SOLUTIONS AND NETWORK SOLUTIONS' REGISTRAR BUSINESS. IT MAY NOT BE USED, REPRODUCED OR DISCLOSED WITHOUT THE WRITTEN APPROVAL OF THE GENERAL MANAGER OF THE NETWORK SOLUTIONS REGISTRAR BUSINESS.

             4.3.2 Documents for External Distribution

                 A. Reports and Similar Documents

                 The following legend shall be typed or stamped on the cover and/or title page of reports or on the face of other documentation provided to others:

                    NETWORK SOLUTIONS PROPRIETARY INFORMATION

                    THIS DOCUMENT IS THE PROPERTY OF NETWORK SOLUTIONS, INC. IT MAY BE USED BY RECIPIENT ONLY FOR THE PURPOSE FOR WHICH IT WAS TRANSMITTED AND SHALL BE RETURNED UPON REQUEST OR WHEN NO LONGER NEEDED BY RECIPIENT. IT MAY NOT BE COPIED OR COMMUNICATED WITHOUT THE PRIOR WRITTEN CONSENT OF NETWORK SOLUTIONS.

                 B. Letters

                 On letters to outsiders which contain Proprietary Information, the following statement or equivalent shall appear in the text:

                    INFORMATION CONTAINED HEREIN IS NETWORK SOLUTIONS PROPRIETARY INFORMATION AND IS MADE AVAILABLE TO YOU BECAUSE OF YOUR INTEREST IN OUR COMPANY (OR PROGRAM, ETC.). THIS INFORMATION IS SUBMITTED IN CONFIDENCE AND ITS DISCLOSURE TO YOU IS NOT INTENDED TO CONSTITUTE PUBLIC DISCLOSURE OR AUTHORIZATION FOR DISCLOSURE TO OTHER PARTIES.

                 C. Proposals to Commercial Companies

                  1. A restrictive legend such as the following shall be placed on the title page of each volume of the proposal:

                    NETWORK SOLUTIONS, INC.'S (NSI's) PROPOSAL, WHICH FOLLOWS, CONTAINS INFORMATION AND DATA THAT ARE PRIVILEGED AND/OR CONFIDENTIAL TO NSI. THIS INFORMATION AND DATA ARE NOT MADE AVAILABLE FOR PUBLIC REVIEW AND ARE SUBMITTED VOLUNTARILY TO XYZ COMPANY NAME ONLY FOR PURPOSES OF REVIEW AND EVALUATION IN CONNECTION WITH THIS PROPOSAL. NO OTHER USE OF THE INFORMATION AND DATA CONTAINED HEREIN IS PERMITTED WITHOUT THE EXPRESS WRITTEN PERMISSION OF NSI. INFORMATION AND DATA CONTAINED HEREIN IS PROTECTED BY THE VIRGINIA TRADE SECRETS ACT, AS CODIFIED, AND ANY IMPROPER USE, DISTRIBUTION, OR REPRODUCTION IS SPECIFICALLY PROHIBITED. NO LICENSE OF ANY KIND WHATSOEVER IS GRANTED TO ANY THIRD PARTY TO USE THE INFORMATION AND DATA CONTAINED HEREIN UNLESS A WRITTEN AGREEMENT EXISTS BETWEEN NSI AND THE THIRD PARTY WHICH DESIRES ACCESS TO THE INFORMATION AND DATA. UNDER NO CONDITION SHOULD THE INFORMATION AND DATA CONTAINED HEREIN BE PROVIDED IN ANY MANNER WHATSOEVER TO ANY THIRD PARTY WITHOUT THE PRIOR WRITTEN PERMISSION OF NSI. THE DATA SUBJECT TO THIS RESTRICTION IS CONTAINED IN PAGES ________.

                  2. Each page of the proposal which contains Proprietary Information shall be marked as follows:

                      USE OR DISCLOSURE OF PROPOSAL INFORMATION IS SUBJECT TO THE RESTRICTION ON THE TITLE PAGE OF THIS PROPOSAL.

               D. Proprietary Information Released Pursuant to Contract

               When Proprietary Information is exchanged between Network Solutions and another company, a Confidentiality Agreement or Non-Disclosure Agreement shall be executed by the parties concerned.

                  1. The parties will designate in writing one or more individuals within their own organization as the only person(s) authorized to receive Proprietary Information exchanged between the parties pursuant to this Agreement (see Attachment 2 for a sample agreement).

                  2. All information which the disclosing party claims as proprietary shall be received in writing, clearly identified as proprietary, and delivered personally or by mail addressed to individuals designated above to receive the Proprietary Information.

5.   SAFEKEEPING

                  When not in use, Proprietary Information, Registry Sensitive Information or Registrar Sensitive Information should be stored in a locked desk, cabinet or file. Such material should not be left unattended during the workday and should be turned face down in the presence of visitors or employees who have no need to know.

6.   DESTRUCTION

          Burning, shredding or comparable methods should be used for the destruction of Proprietary Information, Registry Sensitive Information or Registrar Sensitive Information.

7.   TERMINATING EMPLOYEES

          Terminating employees should be reminded of their responsibilities and obligations in protecting Proprietary Information as outlined in Administrative Policy A-3, "Standards of Business Ethics and Conduct." Permission to retain such information after termination must be in writing and approved by the Network Solutions General Counsel prior to removal.

8.   THIRD-PARTY PROPRIETARY INFORMATION

          Proprietary Information received from other companies through contractual or pre-contractual relationships will be afforded the same level of protection given to Network Solutions' Proprietary Information.

9.   QUESTIONS

          Questions concerning implementation or interpretation of this policy should be referred to the appropriate General Manager or the General Counsel.

                                  ATTACHMENT 1
                   EXAMPLES OF REGISTRY SENSITIVE INFORMATION

A.   ENGINEERING INFORMATION

Engineering information, including schematics, code, and engineering notes should be considered Registry Sensitive Information.

B.   STATISTICAL INFORMATION

Some statistical information will be available for public consumption. Such information does not require any special treatment, so long as neither the Network Solutions Registrar nor Registry does not receive any preferential treatment (e.g., early access to such information). Other statistics, such as numbers of registrations, transfers, etc., performed by each registrar, as well as processing times, numbers of failures or any information that is trending negative or contains negative performance factors not generally available to the public should be considered either Registry Sensitive Information or Registrar Sensitive Information, as applicable.

One area of statistical data that is deserving of special attention is Registry information pertaining to the numbers of registrations, transfers, etc., performed by each registrar. All such information is Registry Sensitive Information and will be treated accordingly. Unless otherwise approved, registration activity information must be protected from disclosure to any registrar other than the registrar to which the information refers. Such protection extends to precluding Network Solutions' Board of Directors, Chief Executive Officer, Chief Financial Officer, and the General Manager of the Registrar business from access to Registry Sensitive Information pertaining to any registrar other than Network Solutions.

C.   FINANCIAL INFORMATION

Financial data related to either the NSI Registry or Registrar is Sensitive Information and will not be released without the express consent of the applicable General Manager, Chief Executive Officer or Chief Financial Officer of Network Solutions. Monthly expenses and income shall be kept sensitive and restricted from disclosure to any party other than the appropriate Registry or Registrar staff and select members of Network Solutions' senior staff.

                                  ATTACHMENT 2

                            NON-DISCLOSURE AGREEMENT
                             PROPRIETARY INFORMATION

This is an Agreement, effective _______________ __, 199_ between Network Solutions, Inc. (hereinafter referred to as "NSI") and _________________________ (hereinafter referred to as "_________________"). It is recognized that it may be necessary or desirable to exchange information between NSI and _________________ for the purpose of ____________________________
_____________________________________________. With respect to the information exchanged between the parties subsequent to this date, the parties agree as follows:

(1) "Proprietary Information" shall include, but not be limited to, performance, sales, financial, contractual and special marketing information, ideas, technical data and concepts originated by the disclosing party, not previously published or otherwise disclosed to the general public, not previously available without restriction to the receiving party or others, nor normally furnished to others without compensation, and which the disclosing party desires to protect against unrestricted disclosure or competitive use, and which is furnished pursuant to this Agreement and appropriately identified as being proprietary when furnished.

(2) In order for proprietary information disclosed by one party to the other to be protected in accordance with this Agreement, it must be: (a) in writing or in electronic form; (b) clearly identified as proprietary information at the time of its disclosure by each page thereof being marked with an appropriate legend indicating that the information is deemed proprietary by the disclosing party; and (c) delivered by letter of transmittal, hand delivery, or electronically transmitted to the individual designated in Paragraph 3 below, or his designee. Where the proprietary information has not been or cannot be reduced to written or electronic form at the time of disclosure and such disclosure is made orally and with prior assertion of proprietary rights therein, such orally disclosed proprietary information shall only be protected in accordance with this Non-Disclosure Agreement provided that complete written summaries of all proprietary aspects of any such oral disclosures shall have been delivered to the individual identified in Paragraph 3 below, within 20 calendar days of said oral disclosures. Neither party shall identify information as proprietary which is not in good faith believed to be confidential, privileged, a trade secret, or otherwise entitled to such markings or proprietary claims.

(3) In order for either party's proprietary information to be protected as described herein, it must be submitted in written or electronic form as discussed in Paragraph 2 above to:

          NSI                                    _______________________________

          Name: James M. Ulam, Esq.        Name: _______________________________

          Title: Asst. General Counsel     Title: ______________________________

          Address: 505 Huntmar Park Drive  Address: ____________________________

               Herndon, VA 20170
          Telephone No: (703)742-4737      Telephone No: _______________________

          FAX No: (703)742-0065            FAX No: _____________________________

(4) Each party covenants and agrees that it will keep in confidence, and prevent the disclosure to any person or persons outside its organization or to any unauthorized person or persons, any and all information which is received from the other under this Non-Disclosure Agreement and has been protected in accordance with paragraphs 2 and 3 hereof; provided however, that a receiving party shall not be liable for disclosure of any such information if the same:

          A.   Was in the public domain at the time it was disclosed,

          B. Becomes part of the public domain without breach of this Agreement,

          C.   Is disclosed with the written approval of the other party,

          D.   Is disclosed after three years from receipt of the information,

          E.   Was independently developed by the receiving party,

          F. Is or was disclosed by the disclosing party to a third party without restriction, or

          G.   Is disclosed pursuant to the provisions of a court order.

As between the parties hereto, the provisions of this Paragraph 4 shall supersede the provisions of any inconsistent legend that may be affixed to said data by the disclosing party, and the inconsistent provisions of any such legend shall be without any force or effect.

Any protected information provided by one party to the other shall be used only in furtherance of the purposes described in this Agreement, and shall be, upon request at any time, returned to the disclosing party. If either party loses or makes unauthorized disclosure of the other party's protected information, it shall notify such other party immediately and take all steps reasonable and necessary to retrieve the lost or improperly disclosed information.

(5) The standard of care for protecting Proprietary Information imposed on the party receiving such information, will be that degree of care the receiving party uses to prevent disclosure, publication or dissemination of its own proprietary information, but in no event less than reasonable care.

(6) Neither party shall be liable for the inadvertent or accidental disclosure of Proprietary Information if such disclosure occurs despite the exercise of the same degree of care as such party normally takes to preserve its own such data or information.

(7) In providing any information hereunder, each disclosing party makes no representations, either express or implied, as to the information's adequacy, sufficiency, or freedom from defect of any kind, including freedom from any patent infringement that may result from the use of such information, nor shall either party incur any liability or obligation whatsoever by reason of such information, except as provided under Paragraph 4, hereof.

(8) This Non-Disclosure Agreement contains the entire agreement relative to the protection of information to be exchanged hereunder, and supersedes all prior or contemporaneous oral or written understandings or agreements regarding this issue. This Non-Disclosure Agreement shall not be modified or amended, except in a written instrument executed by the parties.

(9) Nothing contained in this Non-Disclosure Agreement shall, by express grant, implication, estoppel or otherwise, create in either party any right, title, interest, or license in or to the inventions, patents, technical data, computer software, or software documentation of the other party.

(10) Nothing contained in this Non-Disclosure Agreement shall grant to either party the right to make commitments of any kind for or on behalf of any other party without the prior written consent of that other party.

(11) The effective date of this Non-Disclosure Agreement shall be the date upon which the last signatory below executes this Agreement.

(12) This Non-Disclosure Agreement shall be governed and construed in accordance with the laws of the Commonwealth of Virginia.

(13) This Non-Disclosure Agreement may not be assigned or otherwise transferred by either party in whole or in part without the express prior written consent of the other party, which consent shall not unreasonably be withheld. This consent requirement shall not apply in the event either party shall change its corporate name or merge with another corporation. This Non-Disclosure Agreement shall benefit and be binding upon the successors and assigns of the parties hereto.

(14) Both parties agree to take all reasonable precautions to prevent any trading in Company securities by their respective officers, directors, employees and agents having knowledge of the proposed transaction between the parties until the proposed transaction has been sufficiently publicly disclosed. The parties understand and agree that until a press release is issued regarding a proposed transaction between the parties, neither party will disclose the fact that negotiations are taking place, except to professional advisors and to employees of the parties on a need-to-know basis.

(15) It is further understood and agreed that money damages would not be a sufficient remedy for any breach of this agreement by either party or any of its representatives and that the non-breaching party shall be entitled to equitable relief, including injunction and specific performance, as a remedy for any such breach. Such remedies shall not be deemed to be the exclusive remedies for a breach of this agreement but shall be in addition to all other remedies available at law or equity. In the event of litigation relating to this agreement, if a court of competent jurisdiction determines that either party or any of its representatives have breached this agreement, then the breaching party shall be liable and pay to the non-breaching party the reasonable legal fees incurred in connection with such litigation, including an appeal therefrom.

          Network Solutions, Inc.          _______________________________

          By: __________________________   By: ___________________________

          Name: ________________________   Name: _________________________

          Title: _______________________   Title: ________________________

          Date: ________________________   Date: _________________________

                                    EXHIBIT B

                            NON-DISCLOSURE AGREEMENT

I understand I am an employee assigned to the Registry business of Network Solutions, Inc. ("Network Solutions") or another employee who has a need to know information related to the Registry Business of Network Solutions (but not a Registrar-assigned employee) which is proprietary, confidential or business sensitive, belonging to the Registry Business of Network Solutions, other companies or customers of the Registry Business ("Need to Know Employee"). I agree not to disclose or otherwise disseminate such information to anyone other than Need to Know Employees, except as directed, in writing, by the General Manager of the Registry Business or his/her designee. This prohibition is specifically intended to prevent the disclosure of any such information to Network Solutions' Registrar-assigned personnel. I UNDERSTAND THAT DISCLOSURE OF SUCH INFORMATION TO ANYONE OTHER THAN A NEED TO KNOW EMPLOYEE OR USE OF SUCH INFORMATION COULD RESULT IN PERSONAL LIABILITY FOR SUCH UNAUTHORIZED USE OR DISCLOSURE.

I agree to use such proprietary, confidential and/or business sensitive information only in the performance of requirements necessary to carry out my duties as a Need to Know Employee, and I agree to take suitable precautions to prevent the use or disclosure of such information to any party, other than Need to Know Employees. I will report to the General Manager of the Registry Business or his/her designee any potential violation of this agreement. I further agree to surrender any and all data and information, of any type whatsoever, to the General Manager of the Network Solutions Registry Business or his/her designee upon the termination of my employment as an employee of Network Solutions, or my assignment with the Network Solutions Registry Business.

I certify that I have read and fully understand this Non-Disclosure Agreement and agree to abide by all requirements contained herein. I understand that my strict compliance is essential to Network Solutions Registry Business, and any violation of these requirements may result in termination of my employment.


Agreed to:                                 Verified:



--------------------------------           -------------------------------------
Employee                    Date           General Manager, Registry        Date

                                    EXHIBIT C

                        REGISTRY BUSINESS ORGANIZATIONAL
                  CONFLICT OF INTEREST AVOIDANCE CERTIFICATION

I hereby certify that I have received training in and understand the requirements of conflict of interest issues and the requirements of the Organizational Conflict of Interest Compliance Plan of the Registry Business of Network Solutions, Inc. I certify that I will strictly comply with the provisions of this Plan. I understand my obligation to (i) refrain from any activities which could pose a personal conflict of interest and (ii) report to the General Manager of the Registry Business, any conflict, whether personal or organizational, which is perceived or identified during the course of my employment with the Registry Business.


                                                         CERTIFIED

                                           -------------------------------------
                                             signature                    date


                                           -------------------------------------
                                                                          name